SCHEDULE 14C INFORMATION
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

The African Diamond Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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(1)	Title of each class of securities to which transaction applies:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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INFORMATION STATEMENT
TO STOCKHOLDERS
OF
The African Diamond Company
2325 Dulles Corner Blvd., Suite 500
Herndon, VA 20171
(888) 418-2112

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
THE BOARD OF DIRECTORS OF THE COMPANY.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This Information Statement is furnished to holders of shares of common stock, $0.0001 par value (the “Common Stock”), of The African Diamond Company (the “Company”) to notify such stockholders that on or about December 18, 2007, the Company received written consents in lieu of a meeting of stockholders from holders of a majority of the shares of Common Stock representing in excess of 50.3% of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”):

•
Approving the Certificate of Amendment to the Certificate of Incorporation of the Company, pursuant to which the Company will change increase the authorized capital of the Company to a total of 500,000,000 shares of common stock (the “Share Increase”).

•	Approving the Certificate of Amendment to the Certificate of Incorporation of the Company, pursuant to which the Company’s name will change to “Coal Corporation” (the “Name Change”)

This Information Statement describing the approval of the Share Increase and Name Change (the “Stockholder Matter”) is first being mailed or furnished to the Company’s stockholders on or about May 27, 2008, and such matters shall not become effective until at least 10 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.

The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company’s voting stock.

OUTSTANDING VOTING SECURITIES

As of December 19, 2007 (the “Record Date”), out of the 50,000,000 shares of Common Stock authorized there were 49,624,001 shares of Common Stock issued and outstanding.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of the Company’s stockholders. Each share of Common Stock was entitled to one (1) vote. Gabriel Abensur was the sole Officer/Director at the time of the Written Consent and the only Shareholder to approve the Stockholders matters

A change of control over the Registrant occurred on October 10, 2007, when Gabriel Abensur, became the majority shareholder with the issuance of 25,000,000 shares of common stock of the Registrant, with the authorization of the Board of Directors on October 10, 2007. The shares were issued to Mr. Abensur as compensation for his work on negotiating and obtaining the Mining Rights Leases which were acquired by the Company from Mr. Abensur.

From October 1, 2005 through October 9, 2007 we had nominal operations, other than the acquisition when On October 11, 2005, our Board of Directors authorized the purchase of one hundred percent (100%) of the issued and outstanding capital stock of The African Diamond Company. At that time time, the business operations of The African Diamond Company constitute all of the business operations of the Registrant. Subsequently, current management assumed control over the Registrant on or about October 22, 2007.

On or about October 22, 2007, Gabriel Abensur became the majority stockholder and sole director/officer. Mr. Abensur became acquainted with the Registrant though a consultant he had retained to seek a publicly traded vehicle. It is believed, but uncertain, that the previous management decided to sell control over the Registrant to the new controlling shareholder and management, due to the cost of maintaining a publicly traded company. Current management believes that in the current economic situation, coal will produce an economically viable business opportunity for the Registrant. In exchange for his preliminary work in obtaining the Mining Leases set forth below, and continued services to be performed to the Registrant is to issue a total of 70,000,000 shares of common stock. On October 20, 2007, the Registrant issued a total of 25,000,000 shares as part of the total of the amount to be issued.

The Registrant believes the total amount of shares to be issued to Mr. Abensur is appropriate under the circumstances and financial condition of the Registrant. Mr. Abensur paid the initial payments to al of the Mining Lease parties out of his own funds.

Since October 20, 2007, we have not commenced mining operations. It is the intention of the Registrant to commence operations immediately upon a source of funding is obtained.

The Company’s Board of Directors approved this action as of December 18, 2007, and recommended that the Articles of Incorporation be amended in order to effectuate the Share Increase.

The proposed Amendment to the Articles of Incorporation to increase the authorized capital of the Company to a total of 500,000,000 shares of common stock will be filed with the Nevada Secretary of State on or about May 26, 2008. If the proposed Amendment were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company’s shareholders at a special shareholder’s meeting convened for the specific purpose of approving the Amendment.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The Board of Directors of the Company has determined that all Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of January 10, 2008 the name and the number of shares of the Company’s Common Stock, par value $.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 49,624,001 issued and outstanding shares of the Company’s Common Stock, and the name and shareholdings of each director and of all officers and directors as a group.

Name of	Amount and Nature		Percentage
Beneficial Owner	of Beneficial Ownership (1)		of Class
Gabriel Abensur	25,000,000	(1)	50.3%

All officers and Directors as a Group (1) Persons	25,000,000		50.3%

(1) 25,000,000 shares have already been issued as compensation. The remaining 45,000,000 will be issued upon the effectiveness of the share increase contained herein.

Information Regarding Present Directors and Executive Officers
The following table sets forth as of March 14, 2008, the name, age, and position of each executive officer and director and the term of office of each director of the Company.

Name	Age	Position
Gabriel Abensur	37	Sole Executive Officer and Sole Director

From May 2003 – December 2006 he was the Director of Meadowbrook Company Services. A Tax consultancy and company management firm, where he was in charge of company management s reporting to and with directly to the Managing director. He dealt with all client requests, offshore structures, mortgages, bank accounts, purchase of property for the clients to the setting up of physical businesses in and around Europe. Meadowbrook was part of a group of companies one of which was heavily involved in marketing products around Spain and UK. Since leaving Meadowbrook Company Services, he has been working in putting together the transaction involving The African Diamond Company, Inc. Mr. Abensur has no previous background in the Coal mining business.

Except as indicated below, to the knowledge of management, during the past five years, no present or former director, or executive officer of the Company:

(1) filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor defenses);

(3) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i) acting as a future commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company or engaging in or continuing any conduct or practice in connection with such activity;

(ii) engaging in any type of business practice; or

(iii) engaging in any activity in connection with the purchased or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or other wise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5) was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.

(6) was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

EXECUTIVE COMPENSATION

The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company’s last three completed fiscal years to the Company’s or its principal subsidiaries chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2007, the end of the Company’s last completed fiscal year):

Name	Fiscal Year	Cash		Stock Compensation
Gabriel Abensur	2007	$100,000	(1)	70,000,000 shares of common stock (2)

(1) The salary of Mr. Abensur is payable monthly, in arrears.
(2) 25,000,000 shares have already been issued as compensation. The remaining 45,000,000 will be issued upon the effectiveness of the share increase contained herein.

Cash Compensation

There was no cash compensation to any director or executive officer of the Company during the fiscal years ended December 31, 2007 and 2006, other than as indicated herein.

Bonuses and Deferred Compensation

Mr. Abensur shall be entitled to a bonus at year end based upon yearly profits and losses, as determined by the Registrant.

Compensation Pursuant to Plans.

None.

Pension Table

None.

Other Compensation

Mr. Abensur is entitled to a total of 25 days paid vacation per calendar year, which can not be carried forward to the following calendar year

Compensation of Directors.

None.

Termination of Employment and Change of Control Arrangement

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in Cash Compensation set out above which in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with the Company or its subsidiaries, or any change in control of the Company, or change in the person’s responsibilities following a changing in control of the Company.

DESCRIPTION OF THE STOCKHOLDER MATTERS

Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation and
related actions.

The Board of Directors (the “Board”) by unanimous written consent dated as of December 18, 2007, and certain stockholders (the “Majority Stockholders”), owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of December 18, 2007, approved and adopted resolutions to amend the Company’s Certificate of Incorporation. The Certificate of Amendment to the Company’s Certificate of Incorporation, to be filed on May 26, 2008 with the Secretary of State of the State of Nevada to increase the authorized capital of the Company to a total of 500,000,000 shares of common stock, and amending the name of the Corporation to Coal Corporation, and will not be effective earlier than 20 days after the mailing of this Information Statement.

Purpose of Proposed Share Increase
The Board of Directors has determined that the increase of the authorized capital of the Company to a total of 500,000,000 shares of common stock it will be in the best interests of the shareholders. On October 11, 2007, control over the Registrant changed to current management, as set forth in this Schedule 14C, see the section titles “Principal Shareholders.” Currently, Registrant has no plans to issue any additional shares for any acquisition or for any specific capital raise. The Registrant has an obligation to issue an additional 45,000,000 shares to Gabriel Abensur.

The Registrant has acquired the rights to certain leases involving specific land in West Virginia, believed to have coal deposits. The Registrant became aware of the potential Mining Leases through searches on the internet, and none of the owners of the land have any other connection with the Company. Thereafter the Company negotiated the Mining Lease Agreements, as follows:

1) Mining Lease Agreement, dated November 14, 2007, between Charles W. Cox and Carol Nicholson and the Company, for the right to mine 9,776 acres with a term of three years, with a mutual opt out provision after two years. Under the Mining Lease Agreement, the Company shall pay a royalty of six percent (6%) of the net proceeds from all coal extracted and sold in the open market.

2) Mining Lease Agreement, dated October 31, 2007 between Charles W. Cox, Carol Nicholson and Doris Rolland for a term of five (5) years wherein the Company obtained the right to mine an area of land known as “Birds Creek:” or “Schafer Track,” consisting of 172.95 acres. Under the Mining Lease Agreement, the Company shall pay a royalty of six percent (6%) of the net proceeds from all coal extracted and sold in the open market. The royalty is to be paid pro rata as follow, 75% to Charles W., Cox and Carol A. Nichols and 25% to Doris Jennings and Darlene V. Murray.

3) Mining Rights Agreement dated November 14, 2007, Charles W. Cox and Carol Nicholson and the Company, for the right to mine an area of land known as “Pringle Run” consisting of 175 acres for a term of five (5) years. Under the Mining Lease Agreement, the Company shall pay a royalty of six percent (6%) of the net proceeds from all coal extracted and sold in the open market.

The Increase in share capital will allow the Registrant the opportunity to use its equity to potentially raise the capital necessary to exploit the leases.

Approval of the Certificate of Amendment to the Company's Certificate of Incorporation and related actions.
The Board of Directors (the “Board”) by unanimous written consent dated as of December 18, 2007, and certain stockholders (the “Majority Stockholders”), owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of December 18, 2007, approved and adopted resolutions to amend the Company's Certificate of Incorporation. The Certificate of Amendment to the Company's Certificate of Incorporation was filed with the Secretary of State of the State of Nevada on April 11, 2008 and amended the name of the Corporation to “Coal Corp.”

Purpose of Proposed Name Change
As a result of a change of Control of the Corporation, the new management has acquired the rights to certain leases involving specific land in West Virginia, believed to have coal deposits. Such information will be more detailed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2008.

Procedure for the Approval of the Certificate of Amendment to the Company's Certificate of Incorporation
The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

Required Approvals Obtained
The Board, by its unanimous written consent (the “Board Consent”), adopted resolutions approving the Certificate of Amendment to the Company’s Certificate of Incorporation to increase the authorized capital of the Company to a total of 500,000,000 shares of common stock. Inasmuch as a change of control over the Registrant occurred on October 11, 2007, when Gabriel Abensur, became the majority shareholder with the issuance of 25,000,000 shares of common stock of the Registrant, with the authorization of the Board of Directors on October 11, 2007, the effect was to increase the total number of shares issued by the Company, and in effect dilute all the remaining shares already issued. Another aspect of the change of control was to make it all but impossible for any other shareholder, or combination of shareholders to control the affairs of the Company.

On the Record Date December 18, 2007, the only issued and outstanding shares of the Company’s capital stock entitled to vote on the proposed amendment were 49,624,001 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), of which the Majority Stockholders held in excess of 50.3% of the total stock entitled to vote on the proposed amendment. On December 18, 2007, the Majority Stockholders, by written consent in lieu of a meeting, approved the Certificate of Amendment to the Company’s Certificate of Incorporation, a copy of which is attached to this Information Statement as Exhibit A. No further consents, votes or proxies are or were necessary to effect the approval of Certificate of Amendment to the Company’s Certificate of Incorporation.

The Board of Directors believes that it is in THE AFRICAN DIAMOND COMPANY’s and THE AFRICAN DIAMOND COMPANY’s stockholders’ best interests to increase the availability of additional authorized, but unissued, capital stock to provide THE AFRICAN DIAMOND COMPANY with the flexibility to issue equity for other proper corporate purposes which may be identified in the future. Such future activities may include, without limitation, raising equity capital, adopting Employee Stock Plans or making acquisitions through the use of stock.

The Board of Directors believes that the increase in authorized capital will make a sufficient number of shares available, should THE AFRICAN DIAMOND COMPANY decide to use its shares for one or more of such previously mentioned purposes or otherwise, including the equity financing. THE AFRICAN DIAMOND COMPANY reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

The increased capital will provide the Board of Directors with the ability to issue additional shares of stock without further vote of the stockholders of THE AFRICAN DIAMOND COMPANY, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of THE AFRICAN DIAMOND COMPANY are then listed. Under THE AFRICAN DIAMOND COMPANY’s Articles, THE AFRICAN DIAMOND COMPANY stockholders do not have preemptive rights to subscribe to additional securities which may be issued by THE AFRICAN DIAMOND COMPANY, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of THE AFRICAN DIAMOND COMPANY in order to maintain their proportionate ownership of THE AFRICAN DIAMOND COMPANY’s stock. In addition, if the Board of Directors elects to issue additional shares of stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

In addition to the corporate purposes discussed above, the authorization of additional capital, under certain circumstances, may have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of THE AFRICAN DIAMOND COMPANY by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of THE AFRICAN DIAMOND COMPANY and our stockholders. The increased authorized capital therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increased capital may limit the opportunity for THE AFRICAN DIAMOND COMPANY stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increased authorized capital may have the effect of permitting THE AFRICAN DIAMOND COMPANY’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of THE AFRICAN DIAMOND COMPANY’s business. However, the Board of Directors is not aware of any attempt to take control of THE AFRICAN DIAMOND COMPANY and the Board of Directors did not propose the increase in THE AFRICAN DIAMOND COMPANY’s authorized capital with the intent that it be utilized as a type of anti-takeover device.

The relative voting and other rights of holders of the common stock will not be altered by the authorization of additional shares of common stock, nor the authorization of a class of preferred shares. Each share of common stock will continue to entitle its owner to one vote. As a result of the increased authorization, the potential number of shares of common stock outstanding will be increased.

QUESTIONS AND ANSWERS REGARDING THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES

Q. WHY HAS THE PROPOSAL BEEN MADE TO INCREASE THE NUMBER OF COMMON SHARES?
A. Our Board of Directors believes that the authorized shares of Common Stock remaining available for issuance is not sufficient to enable THE AFRICAN DIAMOND COMPANY to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, our Board of Directors believes that it is in our best interests to increase the number of authorized shares of Common Stock as proposed. Our Board of Directors believes that the availability of such shares will provide us with the flexibility to issue Common Stock for proper corporate purposes that may be identified by our Board of Directors from time to time, such as financing, acquisitions, compensation of employees, the establishment of strategic business relationships with other companies or the expansion of THE AFRICAN DIAMOND COMPANY’s business or product lines through the acquisition of other businesses or products. The increase in the number of authorized shares of common stock is recommended by THE AFRICAN DIAMOND COMPANY’s Board in order to provide a sufficient reserve of such shares for the future growth and needs of THE AFRICAN DIAMOND COMPANY.

The Board of Directors also believes the availability of additional shares of Common Stock will enable THE AFRICAN DIAMOND COMPANY to attract and retain talented employees, directors and consultants through the grant of stock options and other stock-based incentives.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO INCREASE THE NUMBER OF COMMON SHARES?
A. The members of the Board of Directors has approved the increase in the number of common shares as in the best interest of THE AFRICAN DIAMOND COMPANY and the best interest of the current shareholders of THE AFRICAN DIAMOND COMPANY.

Q. WILL I RECEIVE ANY ADDITIONAL SHARES OR A DIFFERENT CLASS OF SHARES AS A RESULT OF THESE PROPOSALS?
A. As a current shareholder of THE AFRICAN DIAMOND COMPANY your class of stock and the number of shares that you hold will not be affected or change as a result of the adoption of the proposals. For example, a current holder of 500 shares of common stock will remain a holder of 500 shares of common stock.

Q. WILL THE CHANGES TO THE ARTICLES OF INCORPORATION RESULT IN ANY TAX LIABILITY TO ME?
A. The proposed changes are intended to be tax free for federal income tax purposes.

Q. WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSAL BEING PASSED?
A. To approve the proposal, the affirmative vote of a majority of the potential votes cast as stockholders is required. Consents in favor of the proposal have already been received from shareholders holding a majority of the voting securities of THE AFRICAN DIAMOND COMPANY.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?
A. The Company will pay for the delivery of this information statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?
A: Please contact Michael S. Krome, Esq., Counsel for the Company, 8 Teak Court, Lake Grove, New York 11755 (631) 737-8381.

Procedure for the Approval of the Certificate of Amendment to the Company's Certificate of Incorporation.
The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

Required Approvals Obtained
The Board, by its unanimous written consent (the “Board Consent”), adopted resolutions approving the Certificate of Amendment to the Company's Certificate of Incorporation to amend the name of the Corporation to “Coal Corporation.” On the Record Date, the only issued and outstanding shares of the Company's capital stock entitled to vote on the proposed amendment were 49,624,001 shares of the Company's common stock, par value $.001 per share (the “Common Stock”), of which the Majority Stockholders held in excess of 50.3% of the total stock entitled to vote on the proposed amendment. On December 18, 2007, the Majority Stockholders, by written consent in lieu of a meeting, approved the Certificate of Amendment to the Company's Certificate of Incorporation. No further consents, votes or proxies are or were necessary to effect the approval of Certificate of Amendment to the Company's Certificate of Incorporation.

Dissenters' Rights of Appraisal
Under Nevada Law, our dissenting shareholders, if any, are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). To date the Company has not filed any required Reports with the Commission since March 2006, and is delinquent in doing so. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NW Washington, D.C, 20459. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NW Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,
PLEASE CONTACT:

By order of the Board of Directors of
The African Diamond Company
2325 Dulles Corner Blvd., Suite 500
Herndon, VA 20171
(888) 418-2112

May 7, 2008

By:	/s/ Gabriel Abensur
Gabriel Abensur
Chief Executive Officer, President